Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

•Registration Statement (Form S‑8 No. 333-243757) pertaining to the 2020 Employee Stock Purchase Plan, as amended of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333-236712) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc. and the 2017 Inducement Equity Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑228994) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑223105) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑218084) pertaining to the 2017 Inducement Equity Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑216169) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑208702) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑206180) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑201378) pertaining to the 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑194536) pertaining to the 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

•Registration Statement (Form S‑8 No. 333‑189738) pertaining to the 2008 Incentive Stock Option and Restricted Stock Plan and the 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

of our reports dated February 23, 2021, with respect to the financial statements of Esperion Therapeutics, Inc. and the effectiveness of internal control over financial reporting of Esperion Therapeutics, Inc. included in this Annual Report (Form 10‑K) for the year ended December 31, 2020.

/s/ Ernst & Young LLP

Detroit, Michigan
February 23, 2021